UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                               September 30, 2002


                           MONMOUTH COMMUNITY BANCORP
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               (Exact name of registrant as specified in charter)


          New Jersey                    0-27428               22-3757709
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(State or other jurisdiction of       (Commission           (IRS Employer
          incorporation)               File Number)          Identification No.)



                627 Second Avenue, Long Branch, New Jersey 07740
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 571-1300


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events
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     Monmouth Community Bancorp announced on Monday, September 30, 2002, the conclusion of the company's offering to its shareholders of record as of July 23, 2002 of 1,023,415 rights to purchase shares of the company's common stock pursuant to the company's Registration Statement on Form SB-2 (Registration No. 333-87352). During the period in which rights could be exercised for shares of the company's common stock, shareholders of the company purchased a total of 152,589 shares of common stock. Upon expiration of the rights on September 30, 2002, 870,826 shares of the company's common stock, the number of shares of common stock reserved for issuance upon the exercise of rights but which were not purchased during the offering of rights, were made available to the public. These shares are in addition to the 150,000 shares of company common stock already being offered to the public. The offering to the public will conclude on November 30, 2002, unless extended by the company at its sole discretion.

     Monmouth Community Bancorp announced on Saturday, October 12, 2002, the opening of the Ocean Grove, New Jersey branch of Monmouth Community Bank, N.A., the company's wholly-owned subsidiary. Monmouth Community Bank had filed an application on May 7, 2002 with the Office of the Comptroller of the Currency for the establishment of a full service bank branch to be located at 61 Main Avenue, Ocean Grove, New Jersey. The Office of the Comptroller of the Currency approved Monmouth Community Bank's application for an Ocean Grove branch on June 12, 2002. As a result of the commencement of banking operations at the Ocean Grove location, Monmouth Community Bank has increased its total number of full service branches to five, including branches located in Long Branch, Spring Lake Heights, Little Silver and Neptune City, New Jersey.

     In addition, Monmouth Community Bank expects to commence banking operations at its newest branch office located at 3636 Highway 33, Neptune, New Jersey by the end of the first quarter of 2003. The Office of the Comptroller of the Currency previously approved Monmouth Community Bank's application for a Neptune branch on July 10, 2002.



                                    * * * * *

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MONMOUTH COMMUNITY BANCORP
                                  ---------------------------
                                         (Registrant)



                                  By:  /s/  James S. Vaccaro
                                       ------------------------------------
                                       James S. Vaccaro
                                       Chairman and Chief Executive Officer


Date:  October 15, 2002